融资租赁合同

Financial Leasing Contract

合同编号：C1351HZ0808200012

Contract Number:　C1351HZ0808200012

甲方：招银金融租赁有限公司（出租人）

法定地址：上海市浦东新区世纪大道 201 号渣打银行大厦 9 楼（200120）

法定代表人：张光华

Party A: CMB Financial Leasing Co.,Ltd.(lessor)

Address: Suite 9F, Standard Chartered Bank Building, 201

Century Ave, Pudong New District, Shanghai City, 200120.

Legal Representative: Zhang Guanghua

乙方：河南众品食业股份有限公司（承租人）

法定地址：河南省许昌市长葛市长社路 21 号

法定代表人：朱献福

Party B: Henan Zhongpin Food Share Co.,Ltd.(lessee)

Address: 21 Changge Road, Changge City, Henan Province, 461500.

Legal Representative: Zhu Xianfu

甲乙双方本着平等、自愿、诚信、互惠互利的原则，经友好协商，依据我国合同法和其他相关法律、法规规定 ,按以下条款订立融资租赁合同(以下简称"本合同"),

以兹共同遵守：

Under the principle of equality, freewill, integrity, mutual benefit and common development, and by friendly consultations, Party A and Party B agree to reach the following agreement(hereinafter “agreement” or “contract” for short) to comply with by both, according to contract law and other related laws and regulations in China:

第一条　　定义及合同文件

Section One Definitions and Contract Documents

定义：

Definition:

在本合同中，除非上下文另有规定：

In the agreement, unless there are other prescriptions in context:

1.1　　售后回租：是指承租人将其自有设备转让给出租人，再作为承租人将该设备等租回使用，向出租人缴纳租金及其他费用的交易活动。

1.1 Leaseback (sale and leaseback):

Trading activity in which a lessee or renter sells its own asset to a lessor and the lessee immediately leases the property back for use and pay rents and other expenses to the lessor.

1.2　　起租日：指在本合同履行过程中，出租人向承租人计收租金的起始时间。

1.2 Commencement date:

During the implementation process of this contract, the time at which the lessor starts to record rental payments by the lessee.

1.3　租赁手续费:指为履行本合同承租人向出租人支付的服务费。

1.3 Leasehold commission charge:

The service charge that the lessee pays to the lessor for the implementation of the agreement.

1.4　费用：指因履行本合同及本合同项下的买卖、担保合同等而发生的应当由出租人或承租人承担的经济支出。

1.4 Expenses (or costs):

The expenses that the lessor or the lessee should be responsible for in conducting the contract and the business under the agreement or the contract security.

1.5　不可抗力：指不能预见、不能避免并不能克服的客观情况。

1.5 Force majeure:

Unforeseeable, unavoidable and inevitable events.

1.6　索赔：指在本合同履行过程中，对于并非自己的过错而是依据本合同约定或依据法律规定应当由对方承担责任的情况造成的实际损失，向对方提出经济赔偿或承担其他违约责任的要求。

1.6 Claim:

During the process of contract implementation, for the actual loss made not by their own fault, but the responsibility should be taken by the opposing party on the basis of the agreement or pursuant to laws and regulations. It is required that

one party asks the other for a pecuniary compensation or other breaching liabilities.

1.7　工作日：指除法定节假日以外的公历日，如要求支付日不是工作日，则支付日顺延至下一个工作日。

1.7 Working Day: each calendar day aside from legal holidays and festivals. If a pay day occurs on a non-working day, the pay day should be postponed until the next working day.

合同文件：

Contract Documents:

1.8　合同文件应能相互解释，互为说明，组成本合同的文件包括但不限于：

1.8 Contract files should be inter-explainable to construct the documents of this contract, including but not limit to:

1.8.1　本合同

1.8.1　The contract

1.8.2　本合同附件

1.8.2　The contract appendix

1.8.3　补充协议

1.8.3　Complementary agreements

合同履行过程中，出租人、承租人就合同履行有关的事项进行协商而形成的书面协议或文件视为本合同的组成部分。

During the contract's fulfillment, any written agreement or documents generated by the lessor and the lessee's negotiation on the issue related to

contract implementation is viewed as the contract's components.

1.9　当合同文件内容含糊不清或不相一致时，在不影响合同履行的情况下，由双方协商解决，双方协商不成时，按本合同第二十条关于争议解决的约定处理。

1.9 When there exists confusion or disagreement on the contract's content, both sides should negotiate to settle it on the condition that the implementation of the agreement has not been affected. Once the consultation fails, both parties should manage it in accordance to the conventional solution for disputes based on Item 20 of the contract.

第二条　陈述与保证

Section Two Statement and Guarantee

2.1　甲方陈述与保证

2.1 The statement and assurance by Party A

2.1.1　甲方是依据中华人民共和国法律合法成立并存续的非银行金融机构，具有独立的法人地位，具有从事售后回租业务的经营资格，主体适格。

2.1.1 Party A, a non-bank financial institution established and existing in compliance with the law of People's Republic of China, has independent legal position and qualification in dealing in the leaseback operation.

2.1.2　甲方保证已取得了与签订、履行本合同相应的内部授权。

2.1.2 Party A guarantees that it is internally authorized to enter into the subscription agreement and implement the contract.

2.1.3　本合同一经签署构成甲方合法、有效、具有约束力并依法可被执行的义务。

2.1.3 Once the contract is signed, it turns into an excutable obligation that

is legal, effective and promissory for Party A.

2.1.4 甲方签署或履行本合同不违反其作为一方当事人或其他约束甲方或其财产的任何合同。

2.1.4 Party A's signing of or conducting the agreement does not violate any other contracts of which Party A is a party or any contracts that has restrictions for Party A or its properties.

2.1.5 除非乙方违约，甲方保证乙方在租赁期限内不受干扰地使用租赁设备。

2.1.5 Party A pledges that Party B, in the lease term, shall use the leased property imperviously unless Party B breaches.

2.1.6 甲方仔细阅读了本合同、本合同附件的所有条款，已充分理解各条款含义，签订各合同文件系自身真实意思的表示。对合同中免除或限制自身责任的条款，甲方已采取了合理的方式提请乙方注意并对该条款进行了说明。

2.1.6 Party A has carefully read through the contract and all items of the contract attachments, and wholly understood the meaning of each item and its implication that the sealed contract authentically expresses. As to the item of responsibility exemption or restriction under the contract, Party A has reminded Party B to provide notice in a reasonable way and explain any such notice.

2.1.7 甲方在此保证向乙方作出的一切陈述是准确及无误导性的。

2.1.7 Party A hereby pledges to Party B that all statements are correct and not misleading.

2.2 乙方陈述与保证

2.2 The Statement and Assurance by Party B

2.2.1 乙方是依据中华人民共和国法律合法成立并存续的公司，具有独立的法人地位，具有与其营业执照所列经营范围相适应的民事行为能力与民事责任能力，主体适格。

2.2.1 Party B, a company established and existing according to the law of People's Republic of China, has an independent legal status and qualification in dealing in leaseback operation.

2.2.2 乙方保证签订本合同已取得了相应的内部授权和有关主管部门的批准，且已依法办妥一切必要手续。

2.2.2 Party B guarantees that it has obtained corresponding internal authority and permission of the appropriate management department, and has gone through all necessary procedures according to law.

乙方保证向甲方提供所有与本合同的签订与履行有关的批准文件，并对这些文件的真实性、合法性、完整性负责；乙方有权签订本合同及其附件，以及其他相关合同或文件。

Party B guarantees to provide Party A with all permission files related to subscription and implementation of the agreement and to take responsibility for its authenticity, validity and integrity; Party B has the right to sign this contract and attachments within, and other related contract or documents.

2.2.3 乙方保证已经将可能影响本合同及其附件的签署和履行的诉讼、仲裁或其他司法或行政程序告知甲方。

2.2.3 Party B pledges to have disclosed any litigation, arbitration, other judicatory or administrative matters that might affect the subscription and implementation of the contract and its accessories to Party A.

2.2.4 乙方保证在违约情况发生时，甲方能够以所有权人资格直接进入安装地点并顺利取回租赁设备。

2.2.4 Party B assures when breach of faith occurs, Party A has the qualification of ownership to enter the facility location and recover the leased equipment successfully.

2.2.5 乙方保证按照甲方要求，及时编制并提供各项会计报表，包括但不限于资产负债表、利润表及现金流量表及其附注，并对其真实性、合法性及完整

性负责。

2.2.5 Party B guarantees to compile and provide all accounting reports on time based on Party A's requirements, including but not limit to balance sheet, profit table, cash flow statement and its annotations, and that it is responsible for its authenticity, validity and integrity.

2.2.6　乙方保证向甲方提供的会计报表的披露是充分的，不存在任何未包括在会计报表或其附注中的、对乙方财务状况产生实质不利影响的或有事项，包括但不限于担保、诉讼。

2.2.6 Party B pledges to provide adequate disclosure of accounting statements to Party A. Furthermore, it pledges there is nothing not included in the accounting report or its annotations that might have an adverse impact on Party B's financial situation or contingencies, including but not limited to guaranteees or lawsuits.

2.2.7　乙方仔细阅读了本合同、本合同附件的所有条款，已充分理解各条款含义，签订各合同文件系自身真实意思表示。乙方认可对合同中免除或限制甲方责任的条款，甲方已采取了合理方式提请其注意并对该条款进行了说明。

2.2.7 Party B has read through all articles of the contract and accessories, and fully comprehends the authentic meanings and connotations of various signed contract files. Party B has certificated the items that exempt or limit Party A's liability provisions. Party A has adopted a reasonable manner to bring to Party B's attention and explain accordingly.

2.2.8　乙方在此保证向甲方作出的一切陈述是准确及无误导性的。

2.2.8 Party B assures here all the statements to Party A are correct and not misleading.

第三条　交易性质和租赁设备

Section Three Transaction feature and leased facility

3.1 甲、乙双方依据本合同开展售后回租业务。

3.1 Party A and Party B will conduct a leaseback according to this contract.

甲方同意出资向乙方购买乙方拥有合法产权且不存在任何物权瑕疵的自有设备，并将该等设备出租给乙方使用，乙方同意承租并按本合同约定向甲方支付租金。

Party A agrees to purchase Party B's own facility with no property flaws, on which Party B has legal property rights, and to lease the equipment to Party B for use. Party B agrees to hold a lease and pay rents to Party A based on the agreement.

3.2 租赁设备详见本合同附件一《出售回租设备清单》。该等租赁设备所有权在本合同生效前属乙方所有，为筹措资金，乙方将上述租赁设备出售给甲方，并再向甲方租回上述租赁设备使用。甲方同意出资向乙方购买上述租赁设备，并将上述租赁设备出租给乙方使用。

3.2 The details of the leased facility is in Annex One of the agreement: the leaseback facility list. Before the contract is valid, the ownership of this leased asset belongs to Party B. In order to raise funds, Party B sales the above mentioned facility to Party A, and rents it from Party A for use. Party A agrees to buy aforesaid leased facility and leases the above to Party B for use.

第四条 租赁设备的购买

Section Four The purchase of the leased asset

4.1 乙方以回租使用、筹措资金为目的,以出售回租方式向甲方出售租赁设备；甲方根据乙方上述目的出资购买乙方出售给甲方的租赁设备。 Party B aims at leaseback for use and fund raising, taking the way of sales leaseback to sale leased facility or equipment to Party A; on the basis of the above purposes of Party B, Party A invests to buy the rented facility which Party B sales to Party A.

4.2 乙方需向甲方提供出售回租的资产归乙方所有的产权证明、原始发票，以及其他甲方认为有必要的文件。 Party B needs to provide Party A with a property right certificate to prove that the leaseback asset belongs to Party B.

4.3 甲乙双方一致同意乙方以人民币肆仟肆佰捌拾捌万玖仟叁佰壹拾玖元贰角陆分（￥44，889,319.26）的价格将自有设备出售给甲方。Both Party A and Party B conformably agree that Party B shall sell its own facility to Party A for ￥44,889,319.26 RMB.

4.4 本合同签订后，甲方负责筹措购买租赁设备所需的资金，乙方负责在当地办理出售回租资产的财产保险。在乙方符合甲方的放款条件后，甲方向乙方支付租赁设备价款。After the signatures and seals of the agreement, Party A shall be responsible for the fund to buy leased facility, while Party B shall be responsible to cover property inssurance of leaseback asset in local area. When Party B is in line with Party A's loan condition, Party A shall pay for the leased equipment to Party B.

4.5 乙方出售给甲方的租赁设备，在甲方向乙方汇款之日，即被视为在完整良好的状态下由乙方（作为卖方）向甲方（作为买方）交付完毕。From the day Party A remits payments to Party B, the rented equipment that Party B sells to Party A is

deemed to have been delivered to Party A in sound condition.

4.6 乙方应承担因本合同项下租赁设备的买卖而发生的税款及其他一切费用。Party B should be responsible for all taxes and costs occurred owing to renting facility under the contract.

4.7 乙方就其出售给甲方的租赁设备作如下陈述和担保：Party B will make following statements and guarantees on the leased asset that was sold to Party A.

4.7.1 乙方有权按照本合同的规定转让租赁设备；乙方与甲方开展本合同项下的售后回租业务应符合乙方公司章程的规定，并取得乙方权力机关的书面批准同意的文件。Party B has the right to transfer the leased facility in accordance with the contract provisions; the leaseback business conducted by both Party A and Party B should be in line with the corporate provision of Party B and shall be accompanied by documents of written permission by authority of Party B.

4.7.2 乙方保证其转让并承租的租赁设备上没有任何抵押等担保利益和其他权利，不存在任何第三人现在和将来可能发生的索赔。Party B pledges that the leased asset that transferred and rent is free of any guarantee benefit or other right such as mortgage. There is no claim with any third party now or future.

4.7.3 乙方先行购买、后向甲方转让的租赁设备，发生包括但不限于迟延交货、设备存有质量瑕疵、未履行保修义务等，乙方应当直接向供应商提起索赔。乙方自行研制的设备，设备质量、数量及其维护保养均由乙方自行负责，甲方不承担任何责任。 After Party B purchases, then transfers the leased equipment to Party A, Party B should directly sue the suppliers for any claim regarding, and including but not limit to, delivery delays, quality flaw existed in facility and unimplemented warranty obligations, etc. As to the equipment developed by Party B itself, its quality, quantity and maintenance should be the responsibility of Party B. Party A has no responsibility on that at all.

4.7.4 乙方承诺承租租赁设备的用途属于乙方经营范围且不违反法律规定。Party B promises that the use purpose of the leased facility belongs within Party B's operation scope and should not be against the law.

第五条 租赁设备的交付、质量暇疵及索赔

Section Five The delivery, quality flaw and claim on leased facility

5.1 乙方向甲方承租的租赁设备在甲方向乙方汇款之日，即被视为在完整良好状态下由甲方（作为出租人）向乙方（作为承租人）交付完毕。乙方不得对租赁设备提出任何异议。The day Party A remits payments to Party B on the leased asset Party B rented from Party A, shall be deemed that the asset has been delivered over from Party A (lessor) to Party B (lessee) in good condition. Part B should not raise any objection to the leased equipment.

5.2 租赁设备的使用场所是 长葛市长兴路南侧众品食业园。The leased facility should be used in Zhongpin Food Park on the south side of Changxing Road, Changge City.

5.3 租赁设备在本合同有效期内发生的任何质量问题或数量不符，均由乙方自行负责，并且不得因此免除乙方按期足额支付租金的义务和其他义务。Within the validity period of the contract, any quality problems or quantity discrepancies that occur shall be Party B's liability. Party B should pay rents and other obligations on time and cannot exempt its obligations based on this reason.

5.4 乙方对其从供应商处购买的设备的选择和决定承担全部责任。如租赁设备不符合乙方与原供应商之间的约定或不符合使用目的，或租赁设备保修期内发现租赁设备短缺、毁损和灭失，乙方应直接向供应商索赔，索赔费用和结果均由乙方自行承担。甲方对此不承担任何责任。无论乙方是否能够通过索赔得到补偿，也无论索赔是否在进行中，乙方在本合同项下的租金支付及其他义务均不受任何影响。Party B shall take full responsibility for the choices and decision to

purchase equipment from suppliers. If there exists a leased asset that does not comply with the agreement between Party B and the original supplier, or not tally with use purposes as well as leased equipment shortage, damage or destruction within warranty period, Party B should make a claim against the supplier. The claim expenses and results should be taken by Party B itself. Party A has no responsibility for that. No matter whether Party B can obtain compensation by claim, or the claim is in hand or not, the rents payment and other obligations under the contract by Party B shall not be affected at all.

第六条　租赁期限、租金、租赁手续费、租赁保证金及其他费用

Section Six Lease term, rents, leasing commissions, leasing bail and other expenses

6.1　本合同的租赁期限为三年，自起租日起算。起租日为甲方向乙方实际支付租赁设备价款之日。租赁期限为不变期限。在租赁期限内，乙方不得中止、终止对租赁设备的租赁。The lease term for this contract is three years, starting from the first day to pay rents (below called the commencement date). The commencement date is the day that Part A pays rental facility to Party B, which is a fixed time range. Within this range, Party B should not pause, or terminate the lease on the facility.

6.2　在本合同有效期限内，乙方应严格依据本合同附件二《租金支付表》及附件三《租金调整通知书》所规定的金额、币种、时间和支付方式向甲方支付租金。During the validity term of the contract, Party B should pay rents to Party A strictly according to sum, currency type, time and payment stated on Annex two “rents

payment table” and Annex three “rents adjustment notice”.

6.3 本合同项下的租赁利率为中国人民银行三年期贷款基准利率，即 7.56 %。租赁期限内，如遇人民银行贷款基准利率调整时，甲方有权对租赁利率做出同方向、同比例的调整，未到期租金依据新的租赁利率做相应调整。The rental interest rate under this agreement is the normative interest rate of the People’s Bank of Chin a for three-year loans, currently 7.56%. Within the leasing period, if the normative interest rate for loans adjusts, Party A owns the right to adjust the leasing interest rate with accordant direction and proportion. The undue rents will be modulated according to the new leasing interest rate.

对乙方欠付的租金部分，如遇利率上调，则按新的租赁利率做相应调整，如遇利率下调，则按原租赁利率执行。甲方无需事先征得乙方的同意，但应以《租金调整通知书》的形式书面通知乙方。利率调整日之前的各期租金金额不变，自贷款基准利率调整日起之后每期租金均按调整后的数额计收，乙方亦同意按照甲方依本合同调整后的金额支付租金。

As to the unpaid rents by Party B, in case interest rate increases, the rate should be adjusted according to the new leasing interest rate. If the interest rate falls down, Part B should pay rents according to the original leasing interest rate. Without prior approval from Party B, Party A shall inform Party B in written form with a “rents adjustment notice.” Before the date of interest rate adjustment, rents of every period will not be changed. From the day the benchmark lending interest rate adjusts, rents of every period should be charged in accordance to the adjusted amount. Party B also agrees to pay rents based on the amount Party A

adjusts according to the contract.

6.4 乙方应于起租日之前三个工作日内向甲方一次性支付租赁手续费，租赁手续费为人民币贰拾壹万玖仟玖佰伍拾捌元整(￥219,958.00),本手续费不予退还。

Before the commencement date and within three working days, Party B should pay a lump sum of irrevocable commissions of ￥219,958.00 RMB to Party A.

6.5 乙方应于起租日之前三个工作日内向甲方一次性支付租赁保证金，作为乙方履行本合同项下及因本合同而产生的一切支付义务的保证。租赁保证金金额为人民币贰佰伍拾壹万叁仟捌佰零贰元整（￥2,513,802.00）。

Before the commencement date and within three working days, Party B should pay a lump sum leasing bail of ￥2,513,802.00 RMB to Party A as an assurance that Party B will carry out all payment obligations from the contract and under the contract items.

乙方在履行本合同过程中，发生违约事件时，甲方有权处置租赁保证金用于抵扣乙方应付的违约金、其他费用及剩余租金。如乙方在合同履行期间没有发生违约事项 ,该保证金用于冲抵最后几期租金。During the process of Party B implementing contract, if breach of faith occurs, Party A owns the right to use the leasing deposit to offset penalty and other expenses or remnant rents paid by Party B. If there is no breach of faith during contract implementation term, the deposit will offset the rents of the last several periods.

6.6 乙方同意将其在招商银行郑州西大街支行开立的账户作为乙方收取甲方设备购买款账户和乙方向甲方支付租金的指定账户，乙方应在租金支付日三天前在该账户存入当期租金数额，乙方授权开户行在租金支付日将乙方应支付的租金从该指定

账户直接划转到甲方账户。

Party B agrees to take the bank account opened in China Merchants Bank Zhengzhou West Main Street Branch as the designated account that Party B receives payments that Party A purchases facility and Party B pays rents to Party A. Party B should deposit rent sums of the period three days before rents payday. Party B shall authorize the issuing bank to transfer due rents from the appointed account directly to Party A's account on the date of payments.

乙方指定下列银行账户为收取甲方设备购买款和支付租金的指定账户：Party B designates the following bank account to be the appointed account that receives payments. Party A purchases the assets and pays rents.

开户行：招商银行郑州西大街支行

Issuing bank: China Merchants Bank Zhengzhou West Main Street Branch

账户名：河南众品食业股份有限公司

Account name: Henan Zhongpin Food Share Co.,Ltd.

账　号： 371902006910901

Bank account: 371902006910901

甲方指定下列银行账户为收取乙方应支付甲方的所有款项的指定帐户：Party A designates the following bank account to be the appointed account that receives Party B's all payments for Party A.

开户行：招商银行郑州未来支行

Issuing bank: China Merchants Bank Zhengzhou Weilai(future) Branch

账户名：招银金融租赁有限公司

Account name: CMB Financial Leasing Co.,Ltd.

账　号：121906597510805

Bank account: 121906597510805

如甲方指定的账户变更，甲方应于三十个工作日内书面通知乙方。

Prior written notice shall be given to Party B within 30 working days in the event of changes in the bank account designated by Party A.

6.7　甲方开户银行汇入款通知单所记载的入账日期视为乙方支付日期。 The entry date recorded in remittances notices from Party A's issuing bank is regarded as Party B's pay date.

6.8　乙方提前支付租金、租赁手续费、租赁保证金及其他应支付甲方的款项，视同在应付日支付。If Party B pays rents, leasing commission, leasing bail and other account payable in advance, it is treated as paid in payable date.

6.9　对于乙方向甲方支付的款项，甲方可先行抵扣违约金、赔偿金及利息，抵扣后的款项不足以支付到期租金的，视为违约，应依据本合同第 16.2.1 条和第 16.2.3 条的约定承担违约责任。As for the payments from Party B to Party A, Party A could offset any penalty, compensation and interest in advance. After deduction of the amount if it is insufficient to cover rents on due, it is regarded as a breach of faith, which Party B should take responsibility of breaching according to the item 16.2.1 and 16.2.3 under the contract.

第七条　租赁设备的所有权及权利行使

Section Seven The ownership and use of leased equipment

7.1 租赁期限内，甲方是租赁设备的唯一所有权人，除租赁设备的占有、使用、收益权由乙方行使外，甲方对租赁设备享有完全的处分权。

Within the lease term, except Party B can execute possession, use and proceeds right on leased asset, Party A is the only one who has the ownership towards leased assets. Party A owns full disposition right to the leased property.

7.2 乙方不得有转让、转租、抵押租赁设备给第三方、将租赁设备用作投资或者有其他任何侵犯甲方对租赁设备所有权的行为，不得将租赁设备迁离本合同 5.2 条所确定的使用场所。 Party B shall not transfer, sublet, or mortgage the leased equipment to a third party, or use the leased equipment for investment or other actions that might violate Party A's ownership of it. The leased equipment should not be moved out of its working place determined by Item 5.2 of the contract.

第八条 租赁设备保管及维保

Section Eight Storage and maintenance of the leased assets

8.1 乙方承担维护和维修租赁设备的义务，使其处于良好运转状态，并自行承担费用。Party B shall assume the obligation to maintain and repair the leased equipment to keep it in good operational order.

8.2 乙方应在其经营范围内按租赁设备的设计用途合法使用该等租赁设备。Party B should legally use the leased equipment within its business scope in accordance with equipment`s design purposes.

8.3 乙方应与生产商、服务商或经甲方事先书面同意的第三方签订维护合同，并自行承担费用。Party B should sign maintenance contracts with producers,

service providers or third parties approved in advance by Party A, and Party A shall be responsible for any fees involved.

8.4 在乙方对租赁设备进行维修、保养过程中，如需更换租赁设备的主要零部件，应征得甲方书面同意。During the process of repair and maintenance of the leased equipment by Party B, if the major accessories of the leased equipment needs to be changed, Party B should acquire written approval from Party A.

8.5 因维修、保养在租赁设备上更换、添附的零部件、装置和服务，应该无任何第三方的他项权利。

The replacement, accession of accessories, devices and services due to the repair and maintenance on leased property, should be free of other rights of any third Party.

8.6 因维修和保养在租赁设备上更换、添附的零部件、装置和服务，自动成为租赁设备的组成部分，免费转归甲方所有，租金不应因此而作调整。

The replace, accession of accessories, devices and services due to the repair and maintenance on leased property, shall automatically be the components of leased equipment, and lapse to Party A for free. The rents should not be adjusted by virtue of this reason.

8.7 租赁期限内，租赁设备因乙方使用、维修、保养、保管导致人身伤害或财产损害时，乙方应负赔偿责任，甲方不承担任何责任。

Within the lease term, should Party B's use, repair, maintenance or possession of the leased facility result in personal injury or property damage, Party B shall be responsible for any resulting compensation, and Party A shall be exempt from such responsibility.

8.8 因租赁设备本身及其设置、保管、使用、维修、保养所发生的一切费用由乙方负担。All expenses owing to the leased facility itself and its setup, keeping, use, repair and maintenance will be charged to Party B.

8.9 租赁期限内，对乙方可能损害租赁设备的任何行为，甲方有权予以制止，并有权要求乙方采取一切必要的补救措施，乙方必须办理。

During the lease period, if Party B takes any actions that might damage the leased assets, Party A owns the right to holdback and ask Party B to take every remediation step to handle such matters.

8.10 租赁期限内，如果非因甲方原因发生租赁设备脱离乙方占有的情况，乙方应积极主张权利，要求返还，因主张权利而发生的一切费用由乙方承担。Within the lease term, if the leased facility is out of possession of Party B not due to Party A's fault, Party B should claim its right actively for return of the facility. Whole expenses occurred due to claim right should be covered by Party B.

虽然发生上述情况，未经甲方书面同意均不影响甲方依据本合同的约定向乙方收取租金及其他款项的权利，也不影响乙方依据本合同所应承担的其他义务。Even if the above-mentioned situation happened, without a written request from Party B, Party A shall continue to receive rents and other payables according to the contract stipulation and Party B continues to assume other obligations according to the agreement.

8.11 甲方有权在租赁设备上作所有权标志和随时检查租赁设备的状态，乙方应对此提供方便。Party A has the right to place its ownership symbol on the leased facility and check its condition at any moment.

8.12 乙方不能因与供应商之间发生的争议而停止支付租金及其他款项或终止本合同。Party B should not stop paying rent and other payables or terminate the contract owing to the arguments between Party B and supplier.

第九条 租赁设备毁损或灭失的风险及发生风险后的处理

Section Nine The damage or destruction risk of the leased facility and risk management

9.1 甲方以售后回租方式将租赁设备交付乙方后，租赁设备的毁损、灭失风险由乙方承担。After Party A has delivered the leased property to Party B, the leased facility`s damage or destruction risk shall be covered by Party B.

9.2 租赁设备毁损或灭失，乙方应立即通知甲方，甲方可选择下列方式之一，由乙方负责处理并负担一切费用，本合同继续有效：Once the damage or destruction of a leased asset occurs, Party B should inform Party A immediately. Party A is able to choose one of the following methods. It is Party B's responsibility to deal with and cover all expenses and the current contract shall remain valid:

9.2.1 将租赁设备复原或修理至可正常使用之状态；Recover or repair the leased equipment to normal condition for use;

9.2.2 更换与租赁设备同等条件的替代物。Replace the alternatives that have the same condition with the leased equipment.

9.3 租赁设备毁损或灭失至无法修复的程度又无法替代的，甲方有权采取本合同第 16.2.3 条约定的措施，提前终止合同。If the extent of the damage or destruction of the rental equipment is unrecoverable and irreplaceable, Party A is entitled to take the measures outlined in Item 16.2.3 under the contract, terminating the contract in advance.

9.4 租赁设备毁损或灭失属于保险事故的情况下，依据本合同第十条的约定处理。In the event the leased property's damage or destruction belongs to insurance accident, it should be handled based upon Item 10 of the contract.

9.5 虽然发生租赁设备毁损或灭失的情形，未经甲方书面同意，均不影响甲方依据本合同约定向乙方收取租金及其他款项的权利，也不影响乙方依据本合同所应承担的其他义务。Even if the above-mentioned situation happened, without written approval from Party A, it has no influence on Party A's ability to receive rents and other payments according to the contract stipulation and Party B assumes other obligations according to the agreement.

第十条 保险

Section Ten Insurance

10.1 自本合同生效之日开始，乙方以始终不低于起租日租赁设备的账面价值的保险金总额，以甲方为被保险人对租赁设备投保财产一切险，并使之在本合同期限内持续有效，保险费由乙方负担。乙方应向甲方提供保单原件。

From the effective date of the contract, all the while with the insurance amount of less than book value from the commencement date Party B shall insure all risks on the leased facility taking Party A as the insured and keep it valid during the contract term, with insurance charge covered by Party B. Party B should provide original insurance for Party A.

若乙方拒不履行本条款规定义务的，甲方有权自行投保，费用由乙方承担。乙方

应自收到保险费用明细之日起三个工作日内将相应费用付足额至甲方指定账户。乙方还应自付费用购买国家法律和政策或行业惯例要求的相应险种。If Party B refuses to fulfill its obligations under the terms of the contract, Party A has the right to insure by itself any expenses that should be covered by Party B. Within three working days before receiving the insurance expense list, Party B should commit the corresponding payments to the designated account by Party A. Party B should also pay the corresponding risks by himself if required by national laws and policies or industry practices.

10.2 保险事故一旦发生，乙方应立即书面通知甲方及保险公司，开展定损检验和索赔工作。如因乙方过失而贻误定损检验和索赔，乙方应向甲方承担赔偿责任。Once the insurance events have occurred, Party B should inform Party A and its insurance company immediately on written notice to conduct an inspection and claim. In the event the inspection and claim determining the risks are bungled by the fault of Party B, Party B should be responsible to Party A for the claim.

10.3 甲方领取保险金后，按照与乙方商定的下述原则办理： After receiving insurance funds, Party A should arrange according to the following principle negotiated with Party B.

10.3.1 若发生非全损，本合同继续履行，乙方修缮设备并继续使用后，甲方则应将保险金按下列顺序用于冲抵乙方欠付甲方的费用、违约金、赔偿金及租金后的剩余部分立即转交乙方，乙方仍应依本合同向甲方支付应付租金及其他款项。In case of non-total loss, this contract shall continue to be carried out. After Party B repaired the equipment and continued to use, Party A should use the insurance funds based on the below order to offset expenses, liquidated

damages, compensation and the remnant rents that Party B owes to Party A, then deliver any remaining sums to Party B. Party B should still pay rents and other payables under the contract.

10.3.2 若发生全损，本合同解除，则甲方应将保险金按下列顺序用于冲抵乙方欠付甲方的费用、违约金、赔偿金及欠付租金、未到期租金。冲抵后的保险金余额应由甲方立即转交乙方，若不足则由乙方向甲方补足。If total loss occurred, the contract abates. Party A should use insurance funds based on following order to offset expenses, liquidated damages, compensation, due and undue rents that Party B owes to Party A. The remnant quits insurance should be delivered from Party A to Party B. In case that the remnant is not enough, Party B should make up for Party A.

保险赔偿金的延迟给付并不能构成乙方向甲方延迟给付的理由，乙方更不能将保险索赔权冲抵其应付甲方的任何款项。Payment delays on insurance compensation cannot be the reason that Party B should postpone payments to Party A. Party B cannot use insurance claims to offset any payables to Party A.

第十一条 担保

Section Eleven Sponsion

11.1 本合同项下的担保方式为：由朱献福提供不可撤销的个人连带保证责任。The security method of the contract items: Zhu Xianfu will provide irrevocable individual joint-assurance liability.

11.2 乙方有义务积极协助甲方与保证人朱献福就本合同之具体担保事项签订编

号为 ZLDBZPSY0808200012 的保证合同。

Party B owes an obligation to support both Party A and voucher Zhu Xianfu on signing warranty contract:ZLDBZPSY0808200012 regarding specific security issue under the contract.

第十二条　租赁期限满后租赁设备的处置

Section Twelve The disposition towards the leased property after expiration of the lease term

12.1　租赁期限届满，租赁设备的名义货价为￥1.00 元整(人民币壹元整)。
At the expiration of leased period, the nominal price of the rental facility changes to ￥1.00.

12.2　租赁期限届满，乙方按时足额支付了本合同项下所有债务（包括但不限于租金、租赁设备名义货价、其他应付费用等）后，租赁设备所有权转移至乙方。When the rental period expires, Part B has paid all debts on time under the contract (including but not limited to rents, nominal purchase price of leased property and other payables, etc.), the ownership of the leased property transfers to Party B.

第十三条　特殊情况下的处理

Section Thirteen The disposition under unusual condition

13.1　乙方有下列情形之一的，甲方有权暂时中止合同的履行，并要求乙方在规定的期限内提供适当的担保，乙方未能在规定的期限内提供担保的，甲方可采取本合同第 16.2.3 条所列的措施：

In case one of the following circumstances happened to Party B, Party A owns the right to suspend the implementation of the agreement, and require Party B to provide appropriate guarantee within a specified period. If Party B

cannot provide a guarantee within that stipulated term, Party A can take the following steps listed in Article 16.2.3 of the contract.

13.1.1 经营状况严重恶化；Operational condition gets worse seriously;

13.1.2 转移财产、抽逃资金，以逃避债务；Transfer property, withdraw the funds, avoid debt liabilities;

13.1.3 丧失商业信誉；Lose business credit;

13.1.4 有丧失或者可能丧失履行债务能力的其他情形。Lose or might lose the capability to implement debts.

13.2 本合同项下之担保如发生了不利于甲方债权的变化，经甲方通知，乙方应当按要求另行提供令甲方满意的担保。如乙方未能在合理的时间内提供担保，甲方可以采取本合同第 16.2.3 条所列的措施。

In case there are some adverse changes on Party A's creditor's rights under the contract, Party A shall inform Party B that it shall provide additional guarantees to satisfy Party A. If Party B has not provided guarantees within a reasonable period, Party A can adopt the procedure listed on Article 16.2.3 of the contract.

第十四条 甲方权利与义务

Section Fourteen Party A's rights and obligations

14.1.1 在本合同有效期间内，租赁设备所有权属于甲方。甲方有权向乙方收取租金。During the validity period of the contract, the ownership of the leased asset belongs to Party A. Party A owns the right to take rents from Party B.

14.1.2 甲方有权在租赁设备上采取甲方认为适当的方式表明租赁设备所有权和租赁关系，例如在租赁设备上粘贴、雕刻、烙印、油漆、涂印或其他方式表明甲方名称、所有权、联系电话或租赁关系之任何标示。

Party A has the right to adopt an appropriate manner to express the ownership of the leased asset and leasing relations. such as to paste, carve, brand, paint, smear or other ways to indicate Party A's name, ownership, contact telephone or any mark related to leasing relations.

14.1.3 乙方如果在租赁期限内发生关、停、并、转等重大经营情况变化，导致本合同不能履行时，应立即通知甲方并提供有关证明文件，甲方有权要求乙方立即付清全部未付租金及其他租赁款项。 In the event that there are some significant changes on operational situation such as close, shut, merge or transfer during the lease term that results in implementation obstacles of the contract, Party B should immediately inform Party A and provide relevant certificates. Party A has the right to ask Party B to pay a lump sum of outstanding rents and other payables.

15.2 乙方权利与义务

Party B's rights and obligations

15.2.1 在本合同有效期间内，租赁设备使用权属于乙方。如任何第三方由于甲方原因对租赁设备主张任何权利概由甲方负责 ,乙方使用权不得因此受到影响。During the lease term, the ownership of the rental facility belongs to Party B. If any third party claims any rights on leased facility due to Party A's reason, Party A should be responsible for that. Party B's right to use the facility should not be affected accordingly.

租赁期间内，乙方不得解除本合同，否则应向甲方支付本合同项下的所有应付未付款项。During the lease period, Party B should not terminate the contract, otherwise Party B should settle up all payable non-payments under the contract.

15.2.2 乙方有义务维护租赁设备标示的清晰和完整。Party B is obliged to keep the mark of rental equipment clear and complete.

15.2.3 乙方不得以任何形式明示或暗示其对租赁设备享有所有权和处分权，并不得有下列危害甲方对租赁设备享有所有权和处分权的行为：Party B should not notify or imply through any manner that it owns the ownership and dispositional right on the rental facility, and should not have those behaviors that do harm to Party A's ownership and dispositional right on the rental facility.

（1）未征得甲方书面同意，对租赁设备进行修改或变动；Without Party A's written approval, to amend or modify the leased property;

（2）未征得甲方书面同意，将租赁设备转租、分租或以其他方式处置；Without Party A's written approval, relet or sublease or dispose the rental asset in other way;

（3）将租赁设备出售、转让给第三方；Sale or transfer the leased facility to the third party;

（4）在租赁设备上为第三方设立抵押权、质押权、留置权或其他权利；Set up a security, impawn right, lien or other rights on leased facility for the third Party;

（5）将租赁设备作为投资、合作条件设立公司或其他组织；Take the rental equipment as an investment or cooperation constraints to establish corporation or other organizations;

（6）将租赁设备作诉讼保证或抵偿债务；Take the leased property as lawsuit security or debts offset;

（7）其他危害甲方权利的行为。Other behaviors that might be harmful to Party A's right.

15.2.4 未经甲方同意，乙方不得将租赁设备迁离本合同第 5.2 条所确定的使用场所或允许他人使用。Without Party A's approval, Party B should not move the leased asset out of working place or used by others determined by Item 5.2 of the contract.

15.2.5 因租赁设备本身及其设置、保管、使用及租金的交付所发生的一切费用、税款（甲方应缴纳的企业所得税除外）均由乙方承担。

All costs and taxes as a result of the leased equipment itself and its setting, custody, use and rents delivery should be covered by Party B.

15.2.6 因租赁设备本身及其设置、保管、使用等原因致使第三方遭受损害时，乙方应负赔偿责任。Due to the leased facility itself and its setting, custody and use that results in the third party suffered damages, Party B is accountable to compensate.

15.2.7 租赁期限内，租赁设备不属于乙方的破产清算财产。

Within the lease term, leased equipment does not belong to bankruptcy liquidation property of Party B.

15.2.8 乙方应当接受、支持、配合甲方项目管理人员对租赁设备进行现场检查。Party B should accept, support and assist the project management team from Party A to inspect the leased property on the spot.

15.2.9 乙方季度财务报告和年度审计报告均应于完成后十五个工作日内向甲方提供。Party B should provide its quarterly financial report and annual auditing report to Party A within 15 working days after these reports were done.

15.2.10 乙方应于每年 12 月 31 日之前向甲方出具租赁设备的使用、维护、保养记录报告，并接受甲方对乙方经营状况的调查。Party B should bring forth the use, maintenance and repair records to Party A before December 31st annually and accept the investigation of Party B's operational condition by Party A.

15.2.11 乙方变更住所、通讯地址、经营范围、法定代表人等工商登记事项的，应当在有关事项变更后七个工作日内书面通知甲方。If Party B shall change abode, address, business scope or legal representative that registered in business management department, Party A should be informed in written notice after related change happened within seven working days.

15.2.12 乙方如进行租赁经营、承包经营、股份制改造、联营、合并、兼并、合资、分立、减资、股权变动、重大资产转让以及其他足以影响甲方权益实现的行为时，应至少提前三十个工作日通知甲方，并经甲方书面同意，否则在清偿全部债务之前不得进行上述行为。

In case Party B needs to conduct leasing, contracting operation, joint-stock

reform, pool, consolidation, merger, joint venture, separation, capital reduction, changes in equity ownership, transfer of significant assets and other behaviors that are important enough to affect the realization of Party A's rights and interests. Party B should notify Party A at least thirty working days in advance and obtain its written approval. Otherwise, Party B must not carry the above conducts until all debts are discharged.

15.2.13 乙方如发生对其正常经营构成危险或对其履行本合同项下租金支付义务产生重大不利影响的任何其他事件，包括但不限于涉及重大经济纠纷、诉讼、破产、财务状况恶化等，应立即通知甲方。

If something harmful happens to its normal operation or any other events that might place a significantly adverse influence on rental payment obligations for its contract implementation, including but not limited to significant economic disputes, litigation, bankruptcy, and financial deterioration, Party B should inform Party A right away.

15.2.14 乙方发生歇业、解散、停业整顿、被吊销营业执照或被撤销时，应于事件发生后五个工作日内书面通知甲方。In the event Party B goes out of business, dissolves, suspends operations, or has its business licenses revoked, Party B should inform Party A in writing within five working days after its occurrance.

15.2.15 甲方因项目及合同管理的需要，可以随时要求乙方进行其他方面的工作配合，乙方对此予以认可。On the basis of project and contract management requirements, Party A can ask for working assistance of other aspects from Party B. Party B should approve any such request.

第十六条　违约责任

Section sixteen Breaching obligations

16.1　甲方的违约责任

Party A's breaching obligations

由于甲方原因致使乙方无法正常行使对租赁设备的占有权，乙方可以解除本合同，也可以要求顺延租期。甲方对因此给乙方造成的损失，应承担赔偿责任。

As a result of Party A's reason that Party B's ownership towards the leased facility cannot function normally, Party B can resolve the contract, or can also require to extend the lease term. Party A bears the responsibility of the loss of Party B.

16.2　乙方的违约责任

Party B's breaching obligations

16.2.1　乙方未按照本合同的约定金额、币种、时间和支付方式向甲方支付租金、租赁保证金、租赁手续费及其他一切款项，甲方有权对延付额按日计收万分之五违约金。According to the designated sum, currency type, time and payments under the contract, Party B pays rents, leasing bail, leasing commission and other payables. Party A owns the right to charge 0.05% penalty per day of extended amount.

16.2.2　若乙方未按本合同约定支付租赁手续费，或者未按照本合同约定提供担保的，甲方可暂不履行本合同项下的全部义务；经甲方催告后一个月内仍未足额支付或未提供担保的，甲方有权解除合同，因解除合同而受到的损失，包括但不限于预期利益的损失，由乙方承担。In case Party B has not paid the leasing commission or provided security based on the contract, Party A shall not perform

all obligations under the contract for a period; if Party A urges for a month that Party B still has not paid or provided guarantee, Party A is obliged to break the contract. Party B shall be responsible for the loss caused by breaking the contract, including but not limited to the loss of anticipated interest.

16.2.3 若乙方连续三期未能按时、足额向甲方支付租金，甲方可以不经催告直接采取以下一项或几项措施 :In the event that Party B fails to pay rents to Party A for three successive periods, Party A can adopt one step or several steps below without pressing to notify Party B:

（1）要求乙方支付全部欠付及未到期租金和其他款项，提前终止合同，若乙方不能支付，自甲方通知乙方支付之日起，甲方有权对乙方欠付及未到期全部租金和其他款项按日计收万分之五违约金 ;Appeal to Party B for paying all due and undue rents as well as other payables, and terminate the contract in advance. On the condition that Party B is not in a position to make payments, Party A has the right to charge 0.05% penalty per day on due and undue rents as well as other payables of Party B, from the day Party A informs Party B;

（2）无须经司法程序即取回或禁止乙方使用租赁设备，解除合同，并要求乙方赔偿因解除合同而受到的一切损失。Without judicicial process, withdraw or forbid Party B from using the rental facility, dissolve the contract, and ask Party B to compensate all loss caused by the contract termination.

①取回和禁止乙方使用租赁设备的方式包括但不限于：As for the way to withdraw or forbid Party B from using the leased equipment, include but are not limited to:

A.要求承租人将完好的租赁设备依出租人合理指示的时间和地点送交于出租人，由此产生的费用由承租人承担；Asking the lessee to deliver the intact leased assets to lessor according to its appointed time and location. The lessee bears the charges generated as a result.

B.出租人本人或其代理人直接进入租赁设备所在地立即占有并转移租赁设备，由此产生的费用由承租人承担。承租人无权要求出租人赔偿由于转移或取回租赁设备对其或任何第三人造成的损失；

The lessor or his agent directly enters into the area where the rental equipment is located and occupies and transfers it immediately. In doing so, the costs caused by those actions are charged by the lessee. The lessee owns no right to ask the lessor to compensate the loss to himself or any third Party owing to the transfer or withdrawal of the leased property;

C.取回租赁设备后，出租人无须翻新、修理可直接处分租赁设备，自行指定评估机构，以其评估价格作为租赁设备价值。或者按照租赁设备收回时的状态直接进行销售，销售对象为任何需要租赁设备的法人或自然人，以销售所得作为租赁设备的价值。After withdrawing the rental facility, lessor needs not rehabilitate or repair but directly dispose of the leased property and designate an institute to evaluate it, and take the evaluation price as the price of the leased facility, or the lessor may directly sell the rental assets based on its withdrawing condition, whose sale subject is any artificial person or natural person who needs the leased facility and take the sale price as its value.

承租人接受按上述方式确定的租赁设备价值，并不会提出异议。在扣除由此产

生的所有合理费用（包括运输费、存储费、评估费等）后，抵扣违约金和租金。不足抵扣的，由承租人继续承担清偿责任。Lessee accepts the rental equipment's price determined by the above mentioned manner, and raises no objection. After deducting all reasonable costs (including transportation, storage and assessment charges, etc.), the lessee should offset any penalty and rents. The lessee shall still be responsible for repayment short of any offset.

D.采取措施使租赁设备不能正常运行。Take steps to the leased facility resulting in unusual functioning.

②上述损失包括但不限于：The above loss includes but is not limit to:

A.欠付租金及其他款项；Unpaid rents and other payables.

B.预期利益损失：指所有未到期的租金数额及其他款项之和；The loss on anticipated interest: refers to the sum of undue rents and other payables;

C.取回租赁设备的相关费用，包括聘请律师的费用。Retaking relevant expenses to the leased equipment, including the cost caused by appointing an attorney.

（3）通过司法途径强制乙方履行本合同，并要求乙方赔偿甲方因违约造成的全部损失和费用（包括诉讼费用、仲裁费用、律师费及因催款而发生的其他一切费用等）。Force Party B to implement the contract by judicatory method and cause Party B to be compensated for all losses and costs caused by Party A's breaching of faith (including legal costs, arbitration costs, retaining fees and all other expenses caused by arrearage urgence).

甲方采取上述措施不影响甲方在本合同项下依法享有的其他权利，亦不影响

承租人在本合同项下依法应承担的其他义务。The said measures adopted by Party A shall neither affect other rights owned by Party A under the contract according to law, nor affect other obligations taken by lessee complying to law under the contract.

16.2.4 乙方存在本合同第 7.2 条或第 8.9 条所述的有损于甲方对租赁设备所有权或有损于租赁设备自身的行为时，应在收到甲方通知后立即改正，并采取令甲方满意的补救措施，如乙方拒绝改正或无法补救的，甲方有权采取本合同 16.2.3 条所列的措施；

In the event that Party B has taken some actions detrimental to the ownership of the leased facility of Party A or the leased facility itself stated in Article 7.2 and 8.9 under the contract, Party B should correct it and take remedial action subject to Party A's satisfaction once it has received notice from Party A. If Party B refuses to correct or can not remedy, Party A has the right to adopt the measures listed in Article 16.2.3 of the contract;

16.2.5 乙方有下列行为之一的，应当在收到甲方书面通知后五个工作日内予以改正，并采取令甲方满意的补救措施，如乙方拒绝改正或无法补救的，甲方有权采取本合同 16.2.3 条所列的措施：On the condition that Party B has conducted the following behaviors, Party B should rectify it within five working days after receiving written notice from Party A and taking remedial measures to Party A's satisfaction. If Party B refuses to correct or cannot remedy it, Party A retains the right to take measures listed in Article 16.2.3 of the contract.

（1）向甲方提供虚假的或者隐瞒重要事实的资产负债表、损益表和其他财务资

料的 ;Provide Party A with balance sheet, profit and loss sheet and other financial data which is fake or hiding significant facts.

（2）拒绝接受、配合甲方项目管理人员对租赁设备进行现场检查的；Refuse to accept or assist project management team of Party A's inspection towards the leased equipment on the spot;

（3）未按合同约定向甲方提供季度财务报告、年度审计报告、租赁设备的使用、维护、保养记录报告，或者拒绝接受、配合甲方对乙方经营状况的调查的 ;have not provided Party A with quarterly financial reports, annual auditing report or reports related to leased facility's use, maintenance and repair according to the contract, or refuse to accept or support the investigation on Party B's operational condition from Party A;

（4）变更住所、通讯地址、营业范围、法定代表人等工商登记事项的，未在约定的时间内书面通知甲方的，或者因发生前述情况而使甲方债权的实现受到严重影响或威胁的；have not notified of certain issue(s) registered in the business management department, like the change on abode, contact address, business scope or legal representative to Party A in written form within the prescriptive term. Or the above mentioned situation has a serious impact or intimidation on the realization to Party A's creditor's right.

（5）进行租赁经营、承包经营、股份制改造、联营、合并、兼并、合资、分立、减资、股权变动、重大资产转让以及其他足以影响甲方权益实现的行动，未在约定的时间内书面通知甲方，或者未经甲方同意进行上述行为而危及甲方债权安全的；without a written notice to Party A in a stated time, Party B conducts a lease out,

contracting operation, joint-stock reform, pool, consolidation, merger, joint venture, separation, capital reduction, changes in equity ownership, transfer of significant assets and other behaviors that is enough to affect the realization of Party A's rights and interests. Or without Party A's permission to conduct the above stated behaviors that pose a danger to Party A's creditor's right;

（6）发生重大经济纠纷、诉讼、财务状况恶化等，未按约定通知甲方，或者因发生前述情况而使甲方债权的实现受到严重影响或威胁的； Significant economic dispute, litigation, or financial deterioration occur, Party B has not informed Party A based on the contract. Or because of those events occurred, the realization of Party A's creditor's right has severely affected or intimidated;

（7）其他任何可能导致甲方本合同项下的债权实受到威胁或者遭受严重损失的。Other any behaviors that might lead to intimidation or significant loss of Party A's creditor's right under the contract.

16.2.6 乙方有下列行为之一的，甲方可直接采取本合同 16.2.3 条所列的措施。Once Party B conducts one of these behaviors, Party A is obliged to take measures in Item 16.2.3 based on the contract.

（1）乙方未能履行或未能遵守本合同或相关协议中的任何其他承诺或义务，且该等未履行或未遵守在甲方向乙方发出书面通知后持续三十个工作日的；Party B has not fulfilled or abided by any other promises or liabilities under the contract or relevant agreements after Party A informs Party B in written form lasting thirty working days;

（2）乙方向甲方做出的与本合同及其附件相关的任何陈述、保证或其他书面声明被证明在做出时存在虚假陈述；All statements, assurance or other written statements related to the contract and its annex that Party B made to Party A are proved to be false;

（3）乙方发生歇业、解散、停业整顿、被吊销营业执照或被撤销、破产。Party B goes out of business, dissolves, suspends operations, or has its business licenses revoked or withdrawn, or bankruptcy.

第十七条 合同的生效、变更、补充与解除及合同权利的转让

Section Seventeen The validation, alteration, complement and dissolution of the contract and the transfer of its rights

17.1 本合同自双方盖章和双方法定代表人或其授权的人签字后生效。The contract shall be effective with both Parties' seals and the signatures of both legal representatives or authorizers attached hereunder.

本合同有效期限包括自本合同生效之日起至甲方收到乙方所有租金和应付款项后出具租赁设备所有权转移证明书之日的期间。The effective term under the contract includes the period from the effective date of the contract to the day Party A received all rents and payables, then brings forth ownership transfer certificate(s) on the leased equipment.

17.2 本合同生效后，任何一方都不得擅自变更，如双方需要对本合同的有关条款进行修改或对本合同未尽事宜进行补充，应当另订补充协议，补充协议系本合

同的组成部分，补充协议内容与本合同其他条款不一致的，以补充协议为准。Once the contract goes into effect, neither side is presumed to change. On the condition that both parties need to modify certain items under the contract or reach agreement on unsettled issues, another supplemental agreement should be made. The supplement belongs to the contract. If its content is not consistent with other items of the contract, the supplement is regarded as a standard.

17.3 在本合同有效期限内，甲方有权将其在本合同中全部或部分权利转让、将租赁设备抵押给第三方，但以不减损乙方在本合同中的任何权利为条件。During the contract's period of validity, Party A is entitled to transfer all or part of its rights under the contract and mortagage the leased asset to a third party on the condition that mortagage should not detract from Party B's rights in the contract. 一旦发生此种转让，甲方应于相关转让合同订立前的十五个工作日内，将该转让情况书面通知乙方，乙方可以选择继续履行合同，或者向甲方提前清偿本合同项下的所有到期未到期租金及其他应付款项后，提前终止本合同。

In case a transfer occurs, Party A should notify Party B in writing at least 15 working days before the relevant transfer contract is signed. Party B then has the option to continuously implement the contract, or terminate the contract in advance after payment of all due and undue rents as well as other payments due.

17.4 在本合同有效期限内，未经甲方书面同意，乙方不得转让本合同项下的权利和义务。During the contract's term, Party B should not transfer its rights and

obligations under the contract without Party A's written approval.

第十八条　保密条款

Section Eighteen Confidential item

18.1　双方共同承诺，相互保守本合同有关商业秘密，未经许可，不得转让或泄露给任何第三方；不得以著作、文章、讲座等形式或渠道予以公开或发表上述禁止内容。Both parties promise to keep maintain business privacy under the contract, without permission, cannot transfer or reveal it to any third party; Both must not release or publish the above forbidden contents by bookmaking, article, lectures or other channels.

第十九条　通知与送达

Section nineteen Notice and delivery

19.1　任何根据本合同或与本合同有关的通知、文件或函电应按下列地址和号码以书面形式寄送和告知：All notices, documents or correspondence should be delivered and informed in written form according to the address and number below:

出租人（甲方）: 招银金融租赁有限公司

Lessor(Party A): CMB Financial Leasing Co.,Ltd.

地址：上海市浦东新区世纪大道 201 号渣打银行大厦 9 楼

Address: Suite 9F, Standard Chartered Bank Building, 201

Century Ave, Pudong New District, Shanghai City.

邮编：200120

Zip code: 200120

开户银行：招商银行上海分行四平支行

Issuing bank: China Merchants Bank Shanghai branch Siping subbranch

账号：096767-121906597510606

Bank account: 096767-121906597510606

联系电话：021-61059999

Telephone: 021-61059999

传真：021-61059922

Fax: 021-61059922

联系人：马辑女

Contact: Ma Jinv

承租人（乙方）: 河南众品食业股份有限公司

lessee(Party B): Henan Zhongpin Food Share Co.,Ltd.

地址：河南省长葛市长社路 21 号

Address: 21 Changge Road, Changge City, Henan Province.

邮编：461500 Zip code:461500

开户银行：招商银行郑州西大街支行

Issuing bank: China Merchants Bank Zhengzhou West Main Street Branch

账　号： 371902006910901

Bank account： 371902006910901

联系电话：0374-6227766

Telephone：0374-6227766

传真：0374-6219169

fax：0374-6219169

联系人：朱晓伟

contact：朱晓伟

19.2　若上述约定事项发生变更，变更方应在改变后的一周内以书面形式通知对方。In case that the appointed issues changes, the party who made the alterations should inform the other party within one week in written form.

第二十条　争议解决

Section twenty Settlement of disputes

20.1　若因本合同或其履行发生任何争议，双方应友好协商；若协商不成，双方同意将该争议提交中国国际经济贸易仲裁委员会上海分会仲裁解决。Once any dispute on the contract or its implementation occurs, both parties shall resolve such dispute amicably; in case that the negotiation fails, the dispute arising out of the contract shall be resolved before the China International Economic and Trade Arbitration Commission's Shanghai branch.

第二十一条　本合同附件

Section Twenty-One The contract accessories

附件是本合同不可分割的组成部分。The accessories are an inseparable part of the contract.

附件一：出售回租设备清单

Annex One: leaseback facility list

附件二：租金支付表

Annex Two: rents payment sheet

附件三：租金调整通知书

Annex Three: rents adjustment notice

第二十二条　附则

Section Twenty-Two Supplementary articles

22.1 本合同正本一式四份，甲乙双方各执两份。

This contract is in quadruplicate, Party A and Party B shall hold two copies each.

（此页无正文）(this page is not straight matter)

甲方：招银金融租赁有限公司

（公章）

法定代表人/授权代表：

（签字）

Party A: CMB Financial Leasing Co.,Ltd.

(common seal)

Legal Representative/authorized representative: Zhu Xi

(signature) /s/ Zhu Xi

乙方：河南众品食业股份有限公司

（公章）

法定代表人/授权代表：

（签字）

Party B: Henan Zhongpin Food Share Co.,Ltd.(lessee)

(common seal)

Legal Representative/authorized representative: Zhu Xiaowei

(signature) /s/ Zhu Xiaowei

签约日期： 2008 年 10 月 28 日

Contract Date: October 28, 2008

Appendix One:

Leaseback equipments list

In RMB Yuan

Fixed assets NO.	Name	Type	Original value	Net value	quantity	Lease/use term	Service life	location
010201_02020011	Power supply system in industrial park		904,000.00	723,255.21	1.00	2006.04.30	10.00	Changge meat processing facility
010201_02020012	Power supply system in industrial park		306,068.00	234,320.57	1.00	2006.04.31	10.00	Changge meat processing facility
010201_02020018	Refrigeration system		4,053,152.45	2,072,763.57	1.00	2004.04.30	40.00	Changge meat processing facility
010201_02020021	Evaporated condenser	CXV-416	890,000.00	674,174.91	1.00	2006.03.28	10.00	Changge meat processing facility
010201_02020022	Refrigerated compressor (phase 2)		1,240,000.00	949,323.37	1.00	2006.04.28	10.00	Changge meat processing facility
010201_02020023	Refrigeration installing equipments		12,980,171.45	11,574,333.90	1.00	2006.06.30	20.00	Changge meat processing facility
010201_02020024	Sash-freezing wind machine		1,400,000.00	1,247,225.06	1.00	2006.06.30	20.00	Changge meat processing facility
010201_02020086	Sootiness oven		370,000.00	112,788.30	1.00	2005.02.28	5.00	Prepared-meat processing facility
010201_02020087	Sootinessoven (four doors and four wheels)		160,000.00	114,733.44	1.00	2005.10.26	10.00	Prepared-meat processing facility
010201_02020096	Sootiness oven		420,000.00	381,783.41	1.00	2007.07.27	10.00	Prepared-meat processing facility
010201_02020097	Sootiness oven		420,000.00	381,783.41	1.00	2007.07.27	10.00	Prepared-meat processing facility
010201_02020210	Airshower in industrial park		116,000.00	72,867.23	1.00	2004.11.25	10.00	Prepared-meat processing facility
010201_02020224	Airshower	FLS-4	143,500.00	111,021.12	1.00	2006.05.24	10.00	Changge meat processing facility
010201_02020247	Bi-screw deepfreezing machine		3,168,000.00	2,919,406.15	1.00	2007.11.23	10.00	Prepared-meat processing facility

010201_02020265	Power supply system		250,410.00	223,084.10	1.00	2006.06.30	20.00	Prepared-meat processing facility
010201_02020273	screw refrigerated compressor unit by hydraulic pressure refrigeration and its setouts		14,600,000.00	13,537,849.99	1.00	2007.12.31	10.00	Prepared-meat processing facility
010201_02020289	screw refrigerated compressor unit by hydraulic pressure refrigeration and its setouts		3,730,000.00	3,549,095.00	1.00	2008.03.31	10.00	Changge meat processing facility
010201_02020290	Evaporated condenser	CXV-416	1,080,000.00	1,027,620.00	1.00	2008.03.31	10.00	Changge meat processing facility
010201_02020295	Sash-freezing wind machine		1,340,000.00	1,275,010.01	1.00	2008.03.31	10.00	Changge meat processing facility
010201_02040066	Liquid chromatography	1525	1,097,000.00	1,018,940.53	1.00	2008.03.31	5.00	Laboratory
010201_02040072	Atom absorptiometer	AA-6800FG	1,700,000.00	1,586,561.04	1.00	2008.03.31	5.00	Laboratory
010201_02040073	Liquid chromatography	GC-2010	1,180,000.00	1,101,378.94	1.00	2008.03.31	5.00	Laboratory
合计			51,548,301.90	44,889,319.26				

Signatures and seals confirmed by both Parties	
Party A's common seal:	Party B's common seal:
Authorized representative's signature and seal:	Authorized representative's signature and seal:
Operator's signature and seal:	Operator's signature and seal:

Time: year month date	Time: year month date

Appendix Two：

Rental Payment Sechdule

In RMB

Yuan

Purchase price	￥44,889,319.26		
Rental peirod	Oct. 28, 2008 to Oct. 28, 2011		
Interest	7.02%	**Nominal price of rental equipment**	￥1.00
Rental commission	￥219,958.00		
Bail	￥2,513,802.00		
Rents phase	**Rental Payment day**	**Due rental payments per period**	**remark**
initial	2008.10.28	￥13,466,796.26	Directly offset from the purchase amount on rental equipment
1	2008.10.28	￥970,523.65	
2	2008.11.28	￥970,523.65	
3	2008.12.28	￥970,523.65	
4	2009. 12.8	￥970,523.65	
5	2009.2.28	￥970,523.65	
6	2009.3.28	￥970,523.65	
7	2009.4.28	￥970,523.65	
8	2009.5.28	￥970,523.65	
9	2009.6.28	￥970,523.65	
10	2009.7.28	￥970,523.65	
11	2009.8.28	￥970,523.65	
12	2009.9.28	￥970,523.65	
13	2009.10.28	￥970,523.65	
14	2009.11.28	￥970,523.65	

15	2009.12.28	¥970,523.65	
16	2010.1.28	¥970,523.65	
17	2010.2.28	¥970,523.65	
18	2010.3.28	¥970,523.65	
19	2010.4.28	¥970,523.65	
20	2010.5.28	¥970,523.65	
21	2010.6.28	¥970,523.65	
22	2010.7.28	¥970,523.65	
23	2010.8.28	¥970,523.65	
24	2010.9.28	¥970,523.65	
25	2010.10.28	¥970,523.65	
26	2010.11.28	¥970,523.65	
27	2010.12.28	¥970,523.65	
28	2011.1.28	¥970,523.65	
29	2011.2.28	¥970,523.65	
30	2011.3.28	¥970,523.65	
31	2011.4.28	¥970,523.65	
32	2011.5.28	¥970,523.65	
33	2011.6.28	¥970,523.65	
34	2011.7.28	¥397,768.95	Bail offset partial rents
35	2011.8.28	¥0.00	Bail offset rents
36	2011.9.28	¥0.00	Bail offset rents

Party A: CMB Financial Leasing Co.,Ltd.

(common seal)

Legal representative/Authorized representative:

(signature)

Party B: Henan Zhongpin Food Share Co.,Ltd.

(common seal)

Legal representative/Authorized representative:

(signature)

Time:2008(year)(month)(date)

Appendix 3:

Rents adjustment notice

According to CMB's provisions listed in Article ( ) Paragraph ( ) No.( ) in year ( ) under the leasing contract, rents shall be adjusted as following:

Rents phase	Term day	Altered rents
Phase 1		
Phase 2		
…		
…		

Lessor: CMB Financial Leasing Co.,Ltd.

(common seal)